Exhibit 99.1

VBI Vaccines Appoints Avi Mazaltov as Global Head of Manufacturing and

SciVac General Manager; Rehovot, Israel Site

CAMBRIDGE, MA (March 30, 2017) – VBI Vaccines Inc. (Nasdaq: VBIV) (TSX: VBV) (“VBI”) and SciVac Ltd. (“SciVac”), a wholly owned subsidiary of VBI, are pleased to announce the appointment of Avi Mazaltov as the Global Head of Manufacturing and General Manager of the SciVac manufacturing site in Rehovot, Israel.

In this new role, Mr. Mazaltov will define and manage VBI’s manufacturing activities, including SciVac’s manufacturing and commercialization operations in Israel.

Mr. Mazaltov comes to VBI from Omrix Biopharmaceuticals (a Johnson & Johnson company) where he served as the General Manager and Director of Operations for three different sites. At Omrix, Mr. Mazaltov was responsible for Biosurgery operations in Israel, and was a member of the Biosurgery leadership team. Prior to joining Omrix, Mr. Mazaltov held various other high-ranking operational roles including President of the Operations and Infrastructures division at Alvarion Technologies, and Director of Global Manufacturing at Teva Pharmaceuticals.

“We’re excited to welcome Avi as the newest member of the management team,” said Jeff Baxter, VBI’s President and CEO. “Avi has been in the pharmaceutical industry for over 25 years and brings significant operating and manufacturing experience to our company. Avi will play an important role as we expand our Sci-B-Vac™ manufacturing capabilities and as we continue to develop our Phase III clinical study plans in Europe, the United States, and Canada.

About VBI Vaccines Inc.

VBI Vaccines Inc. (“VBI”) is a commercial-stage biopharmaceutical company developing a next generation of vaccines to address unmet needs in infectious disease and immuno-oncology. VBI’s first marketed product is Sci-B-Vac™, a hepatitis B (“HBV”) vaccine that mimics all three viral surface antigens of the hepatitis B virus; Sci-B-Vac is approved for use in Israel and 14 other countries. VBI’s eVLP Platform technology allows for the development of enveloped (“e”) virus-like particle (“VLP”) vaccines that closely mimic the target virus to elicit a potent immune response. VBI is advancing a pipeline of eVLP vaccines, with lead programs in cytomegalovirus (“CMV”) and glioblastoma multiforme (“GBM”). VBI is also advancing its LPV™ Thermostability Platform, a proprietary formulation and process that allows vaccines and biologics to preserve stability, potency, and safety. VBI is headquartered in Cambridge, MA with research operations in Ottawa, Canada and research and manufacturing facilities in Rehovot, Israel.

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VBI Contact

Perri Maduri, Communications Executive

Phone: (617) 830-3031

Email: info@vbivaccines.com

VBI Investor Contact

Nell Beattie

Director, Corporate Development and Investor Relations

Email: ir@vbivaccines.com

Cautionary Statement on Forward-looking Information

Certain statements in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or forward-looking information under applicable Canadian securities legislation (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this release are forward-looking statements, including statements regarding: Mr. Mazaltov’s ability to assist VBI with the manufacturing of Sci-B-Vac™ and its other products.

Such forward-looking statements are based on a number of assumptions, including assumptions regarding the successful development and/or commercialization of the company’s products, including the receipt of necessary regulatory approvals; general economic conditions; that the parties’ respective businesses are able to operate as anticipated without interruptions; competitive conditions; and changes in applicable laws, rules and regulations.

Although management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include: the failure to successfully develop or commercialize the company’s products; adverse changes in general economic conditions or applicable laws, rules and regulations; and other factors detailed from time to time in the company’s reports filed with the U.S Securities and Exchange Commission and the Canadian Securities Commissions.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the company’s current expectations, and the company undertakes no obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

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